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Scudder Micro Cap Fund

Supplement to Prospectus
Dated January 1, 1998

The following replaces text contained in the section entitled "Investment objective and policies" on page 5:

Due to investment considerations, the Fund is presently closed to new individual investors. Current individual shareholders of the Fund are able to continue to invest in the Fund. Further, the Fund remains open to investment through certain retirement plans and Personal Counsel from Scudder.

July 14, 1998